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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To BANK ONE CORPORATION:

     As independent public accountants, we hereby consent to the incorporation of our report dated January 17, 2001, included in this Form 10-K, into the Corporation's previously filed Form S-8 Registration Statement No. 33-03470, Form S-8 Registration Statement No. 33-14475, Form S-8 Registration Statement No. 33-10822, Form S-8 Registration Statement No. 33-18277, Form S-8 Registration Statement No. 33-27849, Form S-8 Registration Statement No. 33-34294, Form S-8 Registration Statement No. 33-37400, Form S-8 Registration Statement No. 33-20890, Form S-8 Registration Statement No. 33-20990, Form S-8 Registration Statement No. 33-40041, Form S-8 Registration Statement No. 33-45473, Form S-8 Registration Statement No. 33-46189, Form S-8 Registration Statement No. 33-53752, Form S-8 Registration Statement No. 33-55172, Form S-8 Registration Statement No. 33-55174, Form S-8 Registration Statement No. 33-54100, Form S-8 Registration Statement No. 33-61760, Form S-8 Registration Statement No. 33-61758, Form S-8 Registration Statement No. 33-60424, Form S-8 Registration Statement No. 33-50117, Form S-8 Registration Statement No. 33-55149, Form S-8 Registration Statement No. 33-55315, Form S-8 Registration Statement No. 33-58923, Form S-8 Registration Statement No. 333-00445, Form S-8 Registration Statement No. 333-26929, Form S-8 Registration Statement No. 333-27631, Form S-8 Registration Statement No. 333-28281, Form S-8 Registration Statement No. 333-29395, Form S-8 Registration Statement No. 333-30419, Form S-8 Registration Statement No. 333-30421, Form S-8 Registration Statement No. 333-30425, Form S-8 Registration Statement No. 333-30429, Form S-8 Registration Statement No. 333-56739, Form S-8 Registration Statement No. 333-52503, Form S-8 Registration Statement No. 333-63837, Form S-8 Registration Statement No. 333-32053, Form S-8 Registration Statement No. 333-60313, Form S-3 Registration Statement No. 333-38387, Form S-3 Registration Statement No. 333-72791, Form S-3 Registration Statement No. 333-65427, Form S-3 Registration Statement No. 333-65451, Form S-3 Registration Statement No. 333-80903, Form S-8 Registration Statement No. 333-93905, Form S-3 Registration Statement No. 333-38756, Form S-3 Registration Statement No. 333-45598 and Form S-3 Registration Statement No. 333-47022.

                                          /s/ Arthur Andersen LLP


Chicago, Illinois,
March 21, 2001